UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 17, 2006

                        AUSTRALIAN OIL & GAS CORPORATION
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                       000-26721               84-1379164
 ---------------------------            ----------            ---------------
(State or Other Jurisdiction           (Commission           (I.R.S. Employer
    of Incorporation)                  File Number)         Identification No.)

2480 North Tolemac Way, Prescott, Arizona                        86305
-----------------------------------------                      --------
(Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (928) 778 1450


           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

EXPLANATORY STATEMENT
---------------------

This Amended Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K filed with the Commission on April 17, 2006. This Amended Current Report provides, among others, the information required by Item 9.01 - Financial Statements, Pro Forma Information and Exhibits.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

As reported on Form 8-K filed on April 17, 2006, Australian Oil & Gas Corporation (AOGC) completed on April 12, 2006 the acquisitions of each of Nations Natural Gas Pty Ltd (Nations) and Alpha Oil & Natural Gas Pty Ltd (Alpha), both companies incorporated in Australia.

Item 9.01.  Financial Statements and Exhibits

(a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. In accordance with Item 9.01
     (a), the following are filed herewith and incorporated herein by reference:

     -    Financial statements of Alpha Oil & Natural Gas Pty Ltd (Alpha)
          -    Independent Auditor's Report
          -    Balance Sheet at December 31, 2005
          -    Statement of Operations for the years ended December 31, 2005 and
               2004
          - Statement of Changes in Shareholders' Equity for the years ended December 31, 2005 and 2004
          -    Statement of Cash Flows for year ended December 31, 2005
          -    Notes to Financial Statements


     -    Financial statements of Nations Natural Gas Pty Ltd (Nations)
          -    Independent Auditor's Report
          -    Balance Sheet at December 31, 2005
          -    Statement of Operations for the years ended December 31, 2005 and
               2004
          - Statement of Changes in Shareholders' Equity for the years ended December 31, 2005 and 2004
          -    Statement of Cash Flows for year ended December 31, 2005
          -    Notes to Financial Statements

(b) PRO FORMA FINANCIAL INFORMATION. In accordance with Item 9.01 the following are filed herewith and incorporated herein by reference. Unaudited pro forma financial statements as of December 31, 2005 and March 31, 2006 are filed herewith and incorporated herein by reference:

     o Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2005
     o Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2006
     o Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2006

(c) EXHIBITS.

     The exhibits listed in the following Exhibit Index are filed are filed as part of this report.

EXHIBIT NO.    DESCRIPTION
-----------    -----------------------------------------------------------------
    10.1       Sale and Purchase of Shares in Alpha Oil & Natural Gas Pty Ltd,
               dated as of April 12, 2006.

    10.2 Amending Agreement to the Sale and Purchase of Shares in Alpha Oil & Natural Gas Pty Ltd, dated as of June 29, 2006.

    10.3 Sale and Purchase of Shares in Nations Natural Gas Pty Ltd, dated as of April 12, 2006.

    10.4 Amending Agreement to the Sale and Purchase of Shares in Nations Natural Gas Pty Ltd, dated as of June 29, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AUSTRALIAN OIL & GAS CORPORATION

Date: July 17, 2006                      By: /s/ E. Geoffrey Albers
                                             ----------------------
                                             E. Geoffrey Albers
                                             President

                          Index to Financial Statements

(a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED:

Financial Statements of Alpha Oil & Natural Gas Pty Ltd (Alpha)
---------------------------------------------------------------

Audit Report................................................................F-1

Balance Sheet...............................................................F-2

Statement of Operations.....................................................F-3

Statement of Changes in Shareholders' Equity................................F-4

Cash Flow Statement.........................................................F-5

Notes to the Financial Statements....................................F-6 - F-13

Financial Statements of Nations Natural Gas Pty Ltd (Nations)
-------------------------------------------------------------

Audit Report...............................................................F-14

Balance Sheet..............................................................F-15

Statement of Operations....................................................F-16

Statement of Changes in Shareholders' Equity...............................F-17

Cash Flow Statement........................................................F-18

Notes to the Financial Statements...................................F-19 - F-26

(b) Pro Forma Financial Information:

Unaudited Pro Forma Condensed Consolidated Statement of Operations for
the year ended December 31, 2005...........................................F-27

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of
March 31, 2006.............................................................F-28

Unaudited Pro Forma Condensed Consolidated Statement of Operations for
the three months ended March 31, 2006......................................F-29

Notes to Unaudited Condensed Consolidated Financial Statements for the three months ended March 31, 2006
............................................................................F-30

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------

We have audited the accompanying balance sheet of Alpha Oil & Natural Gas Pty Ltd as of 31 December 2005, and the related income statement, statement of changes in equity and cash flow statement for each of the two years in the period ended 31 December 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in Australia and the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as, evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the balance sheet of Alpha Oil & Natural Gas Pty Ltd at 31 December 2005 and the results of its operations and its cash flows for each of the two years in the period ended 31 December 2005 in conformity with accounting principles generally accepted in Australia.

Accounting principles generally accepted in Australia vary in certain respects from accounting principles generally accepted in the United States. The application of the accounting principles generally accepted in the United Stated would have affected the determination of net income for each of the two years in the period ended 31 December 2005 and the determination of total equity at 31 December 2005 to the extent summarised in note 14 to the financial statements.


/s/ PKF
--------------------
Melbourne, Australia
5 July 2006

                         ALPHA OIL & NATURAL GAS PTY LTD

                                  BALANCE SHEET
                             AS AT 31 December 2005

                                                                           2005
                                                         NOTES               A$
                                                                      ---------
Current Assets
Cash and cash equivalents                                                     1
Receivables from director related entities                 4             25,004
                                                                      ---------
TOTAL CURRENT ASSETS                                                     25,005
                                                                      ---------

Non-Current Assets
Deferred exploration costs                                 5            272,267
                                                                      ---------
TOTAL NON-CURRENT ASSETS                                                272,267
                                                                      ---------
TOTAL ASSETS                                                            297,272
                                                                      ---------

Current Liabilities
Payables                                                   6            293,524
                                                                      ---------
TOTAL CURRENT LIABILITIES                                               293,524
                                                                      ---------
TOTAL LIABILITIES                                                       293,524
                                                                      ---------
NET ASSETS                                                                3,748
                                                                      ---------
Shareholders' Equity
Contributed equity                                                    1,000,001
Accumulated losses                                                     (996,253)

                                                                      ---------
TOTAL SHAREHOLDERS' EQUITY                                                3,748
                                                                      ---------


               See accompanying notes to the financial statements

                         ALPHA OIL & NATURAL GAS PTY LTD

                             STATEMENT OF OPERATIONS
                  FOR THE YEARS ENDED 31 December 2005 and 2004

                                                     2005          2004
                                      NOTES            A$            A$
                                                 --------     ---------


Revenues                                                -             -

Expenses                                2         (11,861)     (984,392)
                                                 --------     ---------


Loss before income tax                            (11,861)     (984,392)

Income tax benefit                      3               -             -
                                                 --------     ---------

Loss after income tax                             (11,861)     (984,392)
                                                 --------     ---------






               See accompanying notes to the financial statements

                         ALPHA OIL & NATURAL GAS PTY LTD

                  STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
                  FOR THE YEARS ENDED 31 December 2005 and 2004


                                     Contributed    Accumulated           Total
                                          Equity         Losses          Equity
                                              A$             A$              A$
                                      ----------     ----------      ----------

Balance at 1 January 2004              1,000,001             --       1,000,001

Loss after income tax                         --       (984,392)       (984,392)
                                      ----------     ----------      ----------

Balance at 31 December 2004            1,000,001       (984,392)         15,609

Loss after income tax                         --        (11,861)        (11,861)
                                      ----------     ----------      ----------

Balance at 31 December 2005            1,000,001       (996,253)          3,748
                                      ==========     ==========      ==========




               See accompanying notes to the financial statements

                         ALPHA OIL & NATURAL GAS PTY LTD

                               CASH FLOW STATEMENT
                       FOR THE YEAR ENDED 31 December 2005

                                                             2005          2004
                                                 NOTES         A$            A$
                                                         --------      --------
CASH FLOWS FROM ACTIVITIES


Net increase in cash held                                      --            --

Cash at the beginning of the financial year                     1             1
                                                         --------      --------
CASH AT THE END OF THE FINANCIAL YEAR                           1             1
                                                         --------      --------



RECONCILIATION OF LOSS AFTER INCOME TAX TO NET
  CASH USED IN OPERATING ACTIVITIES

Loss after income tax                                     (11,861)     (984,392)
Write down of Investments                                      --       974,995
Movements in assets
Decrease in receivables                                         1            --
Increase in deferred exploration costs                   (228,638)      (43,629)
Movements in liabilities
Increase in payables                                      240,498        53,026
                                                         --------      --------
Net cash used in operating activities                          --            --
                                                         --------      --------



               See accompanying notes to the financial statements

                         ALPHA OIL & NATURAL GAS PTY LTD

                        NOTES TO THE FINANCIAL STATEMENTS
                                31 DECEMBER 2005

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Alpha Oil and Natural Gas Pty Ltd is a company incorporated and domiciled in Australia with its registered office at Level 25, 500 Collins St, Melbourne, Victoria. Operations of the company comprise exploration activities for oil and gas reserves.

     The financial report was authorised by the directors for issue on July 5, 2006.

(a)  Basis of Preparation

     The financial report is a general purpose financial report which has been prepared in accordance with Accounting Standards, Urgent Issues Group Interpretations, other authoritative pronouncements of the Australian Accounting Standards Board. This is the first AIFRS financial report presented by Alpha Oil and Natural Gas Pty Ltd. Australian Accounting Standards include Australian equivalents to International Financial Reporting Standards (IFRS). Compliance with the Australian equivalents to IFRS (AIFRS) ensures that the financial report complies with IFRS.

     The financial report is presented in Australian dollars and conforms with Australian Accounting Standards that require management to make judgements, estimates and assumptions that affect the application of policies and reported amounts of assets and liabilities, income and expenses. The estimates and associated assumptions are based on historical experience and various other factors that are believed to be reasonable under the circumstances, the results of which form the basis of making the judgements and carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates.

     The financial report has been prepared on the basis of historical costs and, except where stated, does not take into account changing money values or fair values of assets. These accounting policies have been consistently applied and are consistent with those of the previous year.

(b)  Going Concern

     The financial report has been prepared under the going concern concept (which assumes the realisation of assets and the extinguishment of liabilities in the normal course of business at the amounts stated in the financial statements) on the assumption that the Company achieves appropriate funding by capital raising or sale or farmout of its petroleum exploration tenement interests. The directors consider this basis to be appropriate.

     Details of funds received subsequent to year end are disclosed in note 12.

(c)  Recoverable amount assets

     At each reporting date, the Company assesses whether there is any indication that an asset may be impaired. Where an indicator of impairment exists, the Company makes a formal estimate of the recoverable amount. Where the carrying amount of an asset exceeds its recoverable amount the asset is considered impaired and is written down to its recoverable amount.

     Recoverable amount is the greater of fair value less costs to sell and value in use. It is determined for an individual asset, unless the asset's value in use cannot be estimated to be close to its fair value less costs to sell and it does not generate cash inflows that are largely independent of those from other assets or groups of assets, in which case, the recoverable amount is determined for the cash-generating unit to which the asset belongs.

     In assessing value in use, the estimated future cash flows are discounted to their present value using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset.

                         ALPHA OIL & NATURAL GAS PTY LTD

                        NOTES TO THE FINANCIAL STATEMENTS
                                31 DECEMBER 2005

(d)  Taxes

     Income Tax

     Income taxes are accounted for using the comprehensive balance sheet liability method whereby:

          o The tax consequences of recovering (settling) all assets (liabilities) are reflected in the financial statements;
          o Current and deferred tax is recognised as income or expense except to the extent that the tax related to equity items or to a business combination;
          o A deferred tax asset is recognised to the extent that it is probable that future taxable profit will be available to realise the asset;
          o Deferred tax asset and liabilities are measured at the tax rates that are expected to apply to the period where the asset is realised or the liability settled.

     Goods and Services Tax (GST)
     Revenues, expenses and assets are recognised net of the amount of GST, except where the amount of GST incurred is not recoverable from the taxation authority. In these circumstances, the GST is recognised as part of the cost of acquisition of the asset or as part of the expense.

     Receivables and payables are stated with the amount of GST included.

(e)  Receivables

     Trade and other receivables are stated at principle amounts due at balance date plus any accrued interest less impairment losses.

(f)  Payables

     Trade and other payables are stated at principle amounts due at balance date plus any accrued interest.

(g)  Contributed Equity

     Ordinary share capital is recognised at the fair value of the consideration received by the Company. Transactions costs arising on the issue of ordinary shares are recognised directly in equity as a reduction of the consideration received.

(h)  Exploration and Evaluation Expenditure

     Exploration and evaluation expenditure is measured on the cost basis, accumulated separately for each area of interest and carried forward provided that one of the following conditions is met:
     - such costs are expected to be recouped through successful development and exploitation of the area of interest or sale; or
     - exploration activities have not yet reached a stage which permits a reasonable assessment of the existence or otherwise of economically recoverable reserves, and active and significant operations in relation to the area are continuing.

     Exploration expenditure which no longer satisfies the above conditions is written off. In addition, a provision is raised against exploration expenditure where the directors are of the opinion that the carried forward net cost may not be recoverable. The increase in the provision is charged against the results for the year.

                         ALPHA OIL & NATURAL GAS PTY LTD

                        NOTES TO THE FINANCIAL STATEMENTS
                                31 DECEMBER 2005


(i)  Restoration, Rehabilitation and Environment Expenditure

     Restoration, rehabilitation and environmental costs necessitated by exploration and evaluation activities are provided for as part of the cost of those activities. Costs are estimated on the basis of the present value of the future expenditure required to settle the obligation, current legal requirements and current technology.

     Estimates of future costs are reassessed at least annually. Changes in estimates relating to areas of interest in the exploration and evaluation phase are dealt with retrospectively, with any amounts that would have been written off or provided against under the accounting policy for exploration and evaluation immediately written off. Changes in estimates of costs relating to producing areas are dealt with prospectively over the remaining resource life.

(j)  Joint Ventures

     Interest in joint ventures is brought to account by including in the respective classifications, the Company's share of individual assets employed and share of liabilities and expenses incurred. Where the Company is acquiring or disposing of a joint venture interest, the Company's share of joint venture assets is based on the contributions made to the joint venture.

                                      ALPHA OIL & NATURAL GAS PTY LTD

                                     NOTES TO THE FINANCIAL STATEMENTS
                                             31 DECEMBER 2005



2.   EXPENSES
                                                                                             2005          2004
                                                                              NOTES            A$            A$
                                                                                         --------      --------
     Loss from ordinary activities before income tax expense has been arrived at after charging the following items:

     Audit fees                                                                             3,500         5,000
     ASIC fees                                                                                212           470
     Interest Expense                                                                       8,149         3,927
     Write down of investments                                                   13             -       974,995
                                                                                         --------      --------
                                                                                           11,861       984,392
                                                                                         --------      --------

3.   INCOME TAX

     Prima facie income tax benefit calculated at 30% of the
     loss                                                                                  (3,558)       (2,819)
     Deferred tax asset not brought to account                                              3,558         2,819
                                                                                         --------      --------
     Income tax expense                                                                         -             -
                                                                                         --------      --------

     Estimated deferred tax asset arising from tax losses
     and temporary differences not recognised as an asset because
     recovery is not probable                                                               6,377         2,819

     The deferred tax asset will only be obtained if:
     (a) the company derives future assessable income of a nature and of an amount sufficient to enable the benefit to be realised;
     (b) the company continues to comply with the conditions for deductibility imposed by the law; and (c) no changes in tax legislation adversely affect the company in realising the benefit.


4.   RECEIVABLES
                                                                                                           2005
                                                                                                             A$
                                                                                                      ---------

     Advances to director related entities                                       10                      25,004
                                                                                                      ---------
                                                                                                         25,004
                                                                                                      ---------
5.   DEFERRED EXPLORATION COSTS

     Carrying amount at beginning of period                                                              43,629
     Deferred exploration cost capitalised during the year                                              228,638
                                                                                                      ---------
     Carrying amount at end of period                                                                   272,267
                                                                                                      ---------

     Ultimate recovery of deferred exploration costs carried forward is dependent upon achieving appropriate funding by capital raising or sale or farmout of petroleum exploration tenement interests for continued support of exploration activities.

6.   PAYABLES

     Trade creditors                                                                                    182,400
     Payables due to Director related entities                                   10                     102,624
     Other trade payables and accrued expenses                                                            8,500
                                                                                                      ---------
                                                                                                        293,524
                                                                                                      ---------
                                       F-9

                                      ALPHA OIL & NATURAL GAS PTY LTD

                                     NOTES TO THE FINANCIAL STATEMENTS
                                             31 DECEMBER 2005


7.   EXPLORATION EXPENDITURE COMMITMENTS
                                                                                                           2005
                                                                                                             A$
                                                                                                        -------
     Minimum work requirements contracted for under exploration permit interests are estimated at balance date:

     Browse Joint Venture
     Payable within one year                                                                             59,178
     Payable later than one year but not later than three years                                          25,205
                                                                                                        -------
                                                                                                         84,383
     Expenditure commitments include obligations arising from farm-in arrangement, and minimum work obligations for the initial 3 year period of exploration permits and thereafter annually. Minimum work obligations may, subject to negotiation and approval, be varied. They may also be satisfied by farmout, sale, relinquishment or surrender of permit.

8.   INTEREST IN JOINT VENTURES

     The Company has a twenty percent interest in the assets, liabilities and output of the Browse Joint Venture operations for the exploration and development of petroleum in Australia.

     The Company has taken up its share of joint venture transactions based on the Company's contributions to the joint venture. Expenditure commitments in respect of the joint ventures are disclosed in Note 7.

9.   KEY MANAGEMENT PERSONNEL DISCLOSURES

     The key management personnel in Alpha Oil and Natural Gas Pty Ltd are EG
     Albers, director, and Mark A Muzzin, general manager.

     During the year key management personnel:
          o    Received no remuneration or benefits (2004: Nil)
          o Received no shares, options or any right over the equity of the company (2004: Nil)

     Related party transactions between the company and director related entities are disclosed in note 10.

10.  OTHER RELATED PARTY TRANSACTIONS
                                                                                                           2005
                                                                                                             A$
                                                                                                        -------
     Advances to Director Related Entities of EG Albers:
     Great Missenden Holdings                                                                            25,004

     The above receivable relates to the sale of investments by Alpha Oil and Natural Gas Pty Ltd during the year.

     Advances from Director Related Entities of EG Albers:
     Australian Oil & Gas Corporation                                                                       742
     Batavia Oil & Gas Pty Ltd                                                                           55,284
     Exoil Limited                                                                                       46,598
                                                                                                        -------
                                                                                                        102,624

     The above loans relate to invoices paid on behalf of Alpha Oil and Natural
     Gas Pty Ltd.

                         ALPHA OIL & NATURAL GAS PTY LTD

                        NOTES TO THE FINANCIAL STATEMENTS
                                31 DECEMBER 2005

11.  FINANCIAL INSTRUMENTS

          (a)  Fair Value

               All financial assets and liabilities are stated at cost, which approximates fair value.

          (b)  Credit Risk Exposure

               The maximum credit risk exposure of financial assets is represented by the carrying amounts recognised in the balance sheet.

          (c)  Interest Rate Risk

               The Company is not exposed to any significant interest rate risk.

          (d)  Currency Rate Risk

               The Company incurs seismic exploration and well drilling costs in US dollars. To this extent, the Company is exposed to exchange rate fluctuations between the Australian and US dollar. Otherwise, the Company is not exposed to any significant currency rate risk.

12.  EVENTS SUBSEQUENT TO REPORTING DATE

     -Alpha Oil & Natural Gas Pty Ltd sold its twenty percent interest in WA341P on 16 March 2006 to Conoco Philips WA Exploration Pty Ltd for US$1.24m.

     -On 12 April, 2006 Australian Oil & Gas Corporation completed its acquisition of one hundred percent of the shares of Alpha Oil & Natural Gas Pty Ltd.

13.  INVESTMENTS

     At 30 June 2004, the value of investments held by the Company was written down for impairment. Directors based their re-assessment of valuations on the progress of exploration in the permits held by the investee-companies. In addition, the directors took account of the perceived prospects and ability of each of the investee-companies and their joint venture participants to fund the required exploration program in their respective joint venture blocks.

     The largest component of the write down was due to inherent uncertainty caused by sovereignty claims. During 2004, the newly independent nation of East Timor claimed that exploration permits located adjacent to the Timor Sea were illegal as the acreage was subject to the sovereignty of East Timor. While the company does not agree with the basis of these claims, they undermined the undisputed title that investee-companies believed they had up to that time.

14.  US GAAP EQUIVALENT FINANCIAL STATEMENTS

     The financial statements have been prepared in accordance with accounting principles generally accepted in Australia ("A-GAAP"), which differ in certain significant respects from accounting principles generally accepted in the United States of America ("US-GAAP").

     Under A-GAAP, the Company capitalised exploration and evaluation expenditure for each separate area of interest in line with the accounting policy disclosed in note 1.

     Under US-GAAP, exploration and evaluation expenditure (including the cost of feasibility studies) is expensed as incurred for an area of interest until commercial feasibility is established in compliance with Securities Act Industry Guide 7. After an area of interest has been assessed as commercially feasible, expenditures specific to that area of interest for further development are capitalised.

                                       ALPHA OIL & NATURAL GAS PTY LTD

                                      NOTES TO THE FINANCIAL STATEMENTS
                                              31 DECEMBER 2005

     The effect of complying with US-GAAP results in additional expense of A$228,638 (2004: A$43,629). The financial statements under US-GAAP are shown below:

(i)  Income Statement
                                                                                     2005          2004
                                                                                       A$            A$
                                                                                 --------     ---------
     Revenues                                                                          --            --
     Expenses                                                                     240,499     1,028,021
                                                                                  -------     ---------
     Loss before income tax                                                       240,499     1,028,021
     Income tax expense relating to loss                                               --            --
                                                                                 --------     ---------

     Loss after income tax                                                        240,499     1,028,021
                                                                                  -------     ---------

(ii) Statement of Changes in Equity
                                                              Contributed    Accumulated          Total
                                                                   Equity          Losses        Equity
                                                                       A$              A$            A$
                                                              -----------     -----------   -----------
     Balance at 1 January 2004                                  1,000,001             --     1,000,001
     Loss after income tax                                             --     (1,028,021)   (1,028,021)
                                                              -----------     -----------   -----------

     Balance at 31 December 2004                                1,000,001     (1,028,021)      (28,020)

     Loss after income tax                                             --       (240,499)     (240,499)
                                                              -----------     -----------   -----------

     Balance at 31 December 2005                                1,000,001     (1,268,520)     (268,519)
                                                              ===========     ===========   ===========

(iii) Balance Sheet
                                                                                     2005
                                                                                       A$
     Current Assets
     Cash and cash equivalents                                                          1
     Receivables                                                                   25,004
                                                                                   ------

     TOTAL CURRENT ASSETS                                                          25,005
                                                                                   ------

     TOTAL ASSETS                                                                  25,005
                                                                                   ------

     Current Liabilities
     Payables                                                                     293,524
                                                                                  -------

     TOTAL CURRENT LIABILITIES                                                    293,524
                                                                                  -------

     TOTAL LIABILITIES                                                            293,524
                                                                                  -------

     NET ASSET (DEFICIENCY)                                                     (268,519)
                                                                                ---------
     Shareholders' Equity
     Contributed equity                                                         1,000,001
     Accumulated losses                                                        (1,268,520)
                                                                               -----------

TOTAL SHAREHOLDERS' EQUITY (DEFICIENCY)                                          (268,519)
                                                                               ===========

                                      F-12


                                       ALPHA OIL & NATURAL GAS PTY LTD

                                      NOTES TO THE FINANCIAL STATEMENTS
                                              31 DECEMBER 2005



(iv) Cash flow Statement
                                                                           2005         2004
                                                                             A$           A$
                                                                        -------       -------
CASH FLOWS FROM ACTIVITIES

     Net increase in cash held                                               --            --

     Cash at the beginning of the financial year                              1             1
                                                                        -------       -------
     CASH AT THE END OF THE FINANCIAL YEAR                                    1             1
                                                                        -------       -------

RECONCILIATION OF LOSS AFTER INCOME TAX TO NET CASH USED
IN OPERATING ACTIVITIES

Loss after income tax                                                  (240,499)   (1,028,021)
Write down of Investments to recoverable amount                              --       974,995
Expensed Exploration costs                                              228,638        43,629
Movements in liabilities
Increase in payables                                                     11,861         9,397
                                                                        -------       -------
Net cash used in operating activities                                        --            --
                                                                        -------       -------

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------

We have audited the accompanying balance sheet of Nations Natural Gas Pty Ltd as of 31 December 2005, and the related income statement, statement of changes in equity and cash flow statement for each of the two years in the period ended 31 December 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in Australia and the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as, evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the balance sheet of Nations Natural Gas Pty Ltd at 31 December 2005 and the results of its operations and its cash flows for each of the two years in the period ended 31 December 2005 in conformity with accounting principles generally accepted in Australia.

Accounting principles generally accepted in Australia vary in certain respects from accounting principles generally accepted in the United States. The application of the accounting principles generally accepted in the United Stated would have affected the determination of net income for each of the two years in the period ended 31 December 2005 and the determination of total equity at 31 December 2005 to the extent summarised in note 14 to the financial statements.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As described in note 1(b), at 31 December 2005, the Company had not yet commenced revenue producing operations. This condition raises substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ PKF
--------------------
Melbourne, Australia
5 July 2006

                           NATIONS NATURAL GAS PTY LTD

                                  BALANCE SHEET
                             AS AT 31 December 2005
                                                                 2005
                                                NOTES              A$
                                                           ----------

Current Assets

Receivables from director related entities        4           185,002
                                                           ----------
TOTAL CURRENT ASSETS                                          185,002
                                                           ----------

Non-Current Assets

Deferred exploration costs                        5            31,979
                                                           ----------
TOTAL NON-CURRENT ASSETS                                       31,979
                                                           ----------
TOTAL ASSETS                                                  216,981
                                                           ----------

Current Liabilities

Payables                                          6            44,640
                                                           ----------
TOTAL CURRENT LIABILITIES                                      44,640
                                                           ----------
TOTAL LIABILITIES                                              44,640
                                                           ----------
NET ASSETS                                                    172,341
                                                           ----------


Shareholders' Equity

Contributed equity                                          1,600,000
Accumulated losses                                         (1,427,659)
                                                           -----------


TOTAL SHAREHOLDERS' EQUITY                                    172,341
                                                            =========


               See accompanying notes to the financial statements

                           NATIONS NATURAL GAS PTY LTD

                             STATEMENT OF OPERATIONS
                  FOR THE YEARS ENDED 31 December 2005 and 2004

                                                       2005          2004
                                        NOTES            A$            A$
                                                   --------    ----------

Revenues                                                 --            --

Expenses                                  2          (6,539)   (1,421,120)
                                                   --------    ----------


Loss before income tax                               (6,539)   (1,421,120)

Income tax expense relating to loss       3              --            --
                                                   --------    ----------
Loss after income tax                                (6,539)   (1,421,120)
                                                   --------    ----------



               See accompanying notes to the financial statements

                           NATIONS NATURAL GAS PTY LTD

                  STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
                  FOR THE YEARS ENDED 31 December 2005 and 2004


                                       Contributed   Accumulated          Total
                                            Equity         Losses        Equity
                                                A$             A$            A$

Balance at 1 January 2004                1,600,000            --     1,600,000

Loss after income tax                           --    (1,421,120)   (1,421,120)
                                      ------------    ----------    ----------

Balance at 31 December 2004              1,600,000    (1,421,120)      178,880


Loss after income tax                           --        (6,539)       (6,539)
                                      ------------    ----------    ----------


Balance at 31 December 2005              1,600,000    (1,427,659)      172,341
                                      ============    ==========    ==========




               See accompanying notes to the financial statements


                           NATIONS NATURAL GAS PTY LTD

                               CASH FLOW STATEMENT
                       FOR THE YEAR ENDED 31 December 2005

                                                                         2005          2004
                                                           NOTES            A$            A$
                                                                      --------     ---------
CASH FLOWS FROM ACTIVITIES                                                  --            --

RECONCILIATION OF LOSS AFTER INCOME TAX TO NET CASH USED
IN OPERATING ACTIVITIES

Loss after income tax                                                   (6,539)   (1,421,120)
Write down of Investments                                                   --     1,414,998
Movements in assets
Increase in deferred exploration costs                                  (7,044)           --
Decrease in investments                                                185,002            --
Increase in receivables                                               (185,002)           --
Movements in liabilities
Increase in payables                                                    13,583         6,122
                                                                      --------     ---------
Net cash used in operating activities                                       --            --
                                                                      --------     ---------


               See accompanying notes to the financial statements

                           NATIONS NATURAL GAS PTY LTD

                        NOTES TO THE FINANCIAL STATEMENTS
                       FOR THE YEAR ENDED 31 DECEMBER 2005

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Nations Natural Gas Pty Ltd is a company incorporated and domiciled in Australia with its registered office at Level 25, 500 Collins St, Melbourne, Victoria, Australia. Operations of the company comprise exploration activities for oil and gas reserves.

     The financial report was authorised by the directors for issue on July 5, 2006.

(a)  Basis of Preparation

     The financial report is a general purpose financial report which has been prepared in accordance with Accounting Standards, Urgent Issues Group Interpretations, other authoritative pronouncements of the Australian Accounting Standards Board. This is the first AIFRS financial report presented by Nations Natural Gas Pty Ltd. Australian Accounting Standards include Australian equivalents to International Financial Reporting Standards (IFRS). Compliance with the Australian equivalents to IFRS (AIFRS) ensures that the financial report complies with IFRS.

     The financial report is presented in Australian dollars and conforms with Australian Accounting Standards that require management to make judgements, estimates and assumptions that affect the application of policies and reported amounts of assets and liabilities, income and expenses. The estimates and associated assumptions are based on historical experience and various other factors that are believed to be reasonable under the circumstances, the results of which form the basis of making the judgements and carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates.

     These accounting policies have been consistently applied and are consistent with those of the previous year.

(b)  Going Concern

     The financial report has been prepared under the going concern concept (which assumes the realisation of assets and the extinguishment of liabilities in the normal course of business at the amounts stated in the financial statements) on the assumption that the Company achieves appropriate funding by capital raising or sale or farmout of its petroleum exploration tenement interests. The directors consider this basis to be appropriate. Details of acquisition of the shares of the Company subsequent to year end are disclosed in note 12.

     If the company is unable to continue as a going concern it may be required to realise its assets and extinguish its liabilities other than in the normal course of business and at amounts different to those stated in the financial statements. The financial report does not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount of liabilities that might result should the company be unable to continue as a going concern and meet its debts as and when they become due and payable.

(c)  Recoverable amount assets

     At each reporting date, the Company assesses whether there is any indication that an asset may be impaired. Where an indicator of impairment exists, the Company makes a formal estimate of the recoverable amount. Where the carrying amount of an asset exceeds its recoverable amount the asset is considered impaired and is written down to its recoverable amount.

     Recoverable amount is the greater of fair value less costs to sell and value in use. It is determined for an individual asset, unless the asset's value in use cannot be estimated to be close to its fair value less costs to sell and it does not generate cash inflows that are largely independent of those from other assets or groups of assets, in

                           NATIONS NATURAL GAS PTY LTD

                        NOTES TO THE FINANCIAL STATEMENTS
                       FOR THE YEAR ENDED 31 DECEMBER 2005

     which case, the recoverable amount is determined for the cash-generating unit to which the asset belongs.

     In assessing value in use, the estimated future cash flows are discounted to their present value using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset.

(d)  Taxes

     Income Tax
     Income taxes are accounted for using the comprehensive balance sheet liability method whereby:

          o The tax consequences of recovering (settling) all assets (liabilities) are reflected in the financial statements;
          o Current and deferred tax is recognised as income or expense except to the extent that the tax related to equity items or to a business combination;
          o A deferred tax asset is recognised to the extent that it is probable that future taxable profit will be available to realise the asset;
          o Deferred tax asset and liabilities are measured at the tax rates that are expected to apply to the period where the asset is realised or the liability settled.

     Goods and Services Tax (GST)
     Revenues, expenses and assets are recognised net of the amount of GST, except where the amount of GST incurred is not recoverable from the taxation authority. In these circumstances, the GST is recognised as part of the cost of acquisition of the asset or as part of the expense.

     Receivables and payables are stated with the amount of GST included.

(e)  Receivables

     Trade and other receivables are stated at principle amounts due at balance date plus any accrued interest less impairment losses.

(f)  Payables

     Trade and other payables are stated at principle amounts due at balance date plus any accrued interest.

(g)  Contributed Equity

     Ordinary share capital is recognised at the fair value of the consideration received by the Company. Transactions costs arising on the issue of ordinary shares are recognised directly in equity as a reduction of the consideration received.

(h)  Exploration and Evaluation Expenditure

     Exploration and evaluation expenditure is measured on the cost basis, accumulated separately for each area of interest and carried forward provided that one of the following conditions is met:
     - such costs are expected to be recouped through successful development and exploitation of the area of interest or sale; or

                           NATIONS NATURAL GAS PTY LTD

                        NOTES TO THE FINANCIAL STATEMENTS
                       FOR THE YEAR ENDED 31 DECEMBER 2005


     - exploration activities have not yet reached a stage which permits a reasonable assessment of the existence or otherwise of economically recoverable reserves, and active and significant operations in relation to the area are continuing.

     Exploration expenditure which no longer satisfies the above conditions is written off. In addition, a provision is raised against exploration expenditure where the directors are of the opinion that the carried forward net cost may not be recoverable. The increase in the provision is charged against the results for the year.

(i)  Restoration, Rehabilitation and Environment Expenditure

     Restoration, rehabilitation and environmental costs necessitated by exploration and evaluation activities are provided for as part of the cost of those activities. Costs are estimated on the basis of the present value of the future expenditure required to settle the obligation, current legal requirements and current technology.

     Estimates of future costs are reassessed at least annually. Changes in estimates relating to areas of interest in the exploration and evaluation phase are dealt with retrospectively, with any amounts that would have been written off or provided against under the accounting policy for exploration and evaluation immediately written off. Changes in estimates of costs relating to producing areas are dealt with prospectively over the remaining resource life.

(j)   Joint Ventures

     Interest in joint ventures is brought to account by including in the respective classifications, the Company's share of individual assets employed and share of liabilities and expenses incurred. Where the Company is acquiring or disposing of a joint venture interest, the Company's share of joint venture assets is based on the contributions made to the joint venture.

                                 NATIONS NATURAL GAS PTY LTD

                              NOTES TO THE FINANCIAL STATEMENTS
                             FOR THE YEAR ENDED 31 DECEMBER 2005



2.   Expenses
                                                                                             2005           2004
                                                                               NOTES           A$             A$
                                                                                         --------      ---------
     Loss before income tax expense has been arrived at after charging the following items:

     ASIC fees                                                                                694             --
     Audit fees                                                                             3,500          5,000
     Interest Expense                                                                       2,345          1,122
     Write down of investments                                                   13            --      1,414,998
                                                                                         --------      ---------
                                                                                            6,539      1,421,120
                                                                                         --------      ---------

3.   TAX

     Prima facie income tax benefit calculated at 30% of the loss                          (1,962)        (1,837)
     Deferred tax asset not brought to account                                              1,962          1,837
                                                                                         --------      ---------
     Income tax expense                                                                        --             --
                                                                                         --------      ---------

     Estimated deferred tax asset  arising from tax losses
     and temporary differences not recognised as an asset because
     recovery is not probable                                                               3,799          1,837

     The deferred tax asset will only be obtained if:
     (a) the company derives future assessable income of a nature and of an amount sufficient to enable the benefit to be realised;
     (b) the company continues to comply with the conditions for deductibility imposed by the law; and (c) no changes in tax legislation adversely affect the company in realising the benefit.

4.   RECEIVABLES

     Advances to Director related entities                                       10       185,002

5.   DEFERRED EXPLORATION COSTS

     Deferred exploration costs                                                            31,979

     Ultimate recovery of deferred exploration costs carried forward is dependent upon achieving appropriate funding by capital raising or sale or farmout of petroleum exploration tenement interests for continued support of exploration activities.

6.   PAYABLES

     Current
     Loans from Director related entities                                        10        36,140
     Audit Fees payable                                                                     8,500
                                                                                         --------
                                                                                           44,640
                                                                                         --------
                                      F-22



                                 NATIONS NATURAL GAS PTY LTD

                              NOTES TO THE FINANCIAL STATEMENTS
                             FOR THE YEAR ENDED 31 DECEMBER 2005

                                                                                             2005
                                                                                               A$
                                                                                        ---------
7.   EXPLORATION EXPENDITURE COMMITMENTS

     Minimum work requirements contracted for under exploration permit interests are estimated at balance date:

     National Gas Consortium
     Payable not later than one year                                                      328,356
                                                                                        ---------
                                                                                          328,356
                                                                                        ---------

8.   INTEREST IN JOINT VENTURES

     The Company has a thirty percent interest in the assets, liabilities and output of the National Gas Consortium operations for the exploration and development of petroleum in Australia. The Company has taken up its share of joint venture transactions based on the Company's contributions to the joint venture. Expenditure commitments in respect of the joint ventures are disclosed in Note 7.

9.   KEY MANAGEMENT PERSONNEL

     The key management personnel in Nations Natural Gas Pty Ltd are EG Albers, director, and M.A Muzzin, general manager.

     During the year key management personnel:
          o    Received no remuneration or benefits (2004: Nil)
          o Received no shares, options or any right over the equity of the company (2004: Nil)

     Related party transactions between the company and director related entities are disclosed in note 10.

10.  RELATED PARTY DISCLOSURES
                                                                                             2005
     Transactions with Directors                                                               A$
                                                                                       ----------
     Advances from Director Related Entities of EG Albers:
     Australian Oil & Gas Corporation                                                         694
     Gascorp Ltd                                                                              786
     National Oil & Gas Pty Ltd                                                            34,660
                                                                                       ----------

                                                                                           36,140

     The above loans relate to invoices paid on behalf of Nations Natural Gas
Pty Ltd.

     Advances to Director Related Entities of EG Albers:
     Loan to Albers EJ & PJ                                                                51,900
     Loan to Australian Oil & Gas Corporation                                             100,000
     Loan to Australis Finance Pty Ltd                                                     16,200
     Loan to Exoil Limited                                                                      2
     Loan to Sacrosanct Pty Ltd                                                            16,900
                                                                                       ----------
                                                                                          185,002
                                                                                       ----------

     The above loans relate to consideration receivable by Nations Natural Gas
     Pty Ltd for shares sold.

                                      F-23





                           NATIONS NATURAL GAS PTY LTD

                        NOTES TO THE FINANCIAL STATEMENTS
                       FOR THE YEAR ENDED 31 DECEMBER 2005

11.  FINANCIAL INSTRUMENTS

     (a)  Fair Value

          All financial assets and liabilities are stated at cost, which approximates fair value.

     (b)  Credit Risk Exposure

          The maximum credit risk exposure of financial assets is represented by the carrying amounts recognised in the balance sheet.

     (c)  Interest Rate Risk

          The Company is not exposed to any significant interest rate risk.

     (d)  Currency Rate Risk

          The Company incurs seismic exploration and well drilling costs in US dollars. To this extent, the Company is exposed to exchange rate fluctuations between the Australian and US dollar. Otherwise, the Company is not exposed to any significant currency rate risk.

12.  EVENTS SUBSEQUENT TO REPORTING DATE

     On 12 April, 2006 Australian Oil & Gas Corporation completed its acquisition of 100 percent of the shares of Nations Natural Gas Pty Ltd.

13.  INVESTMENTS

     At 30 June 2004, the value of investments held by the Company was written down for impairment. Directors based their re-assessment of valuations on the progress of exploration in the permits held by the investee-companies.
     In addition, the directors took account of the perceived prospects and ability of each of the investee-companies and their joint venture participants to fund the required exploration program in their respective joint venture blocks.

     The largest component of the write down was due to inherent uncertainty caused by sovereignty claims. During 2004, the newly independent nation of East Timor claimed that exploration permits located adjacent to the Timor
     Sea were illegal as the acreage was subject to the sovereignty of East
     Timor. While the company does not agree with the basis of these claims, they undermined the undisputed title that investee-companies believed they had up to that time.

14.  US GAAP EQUIVALENT FINANCIAL STATEMENTS

     The financial statements have been prepared in accordance with accounting principles generally accepted in Australia ("A-GAAP"), which differ in certain significant respects from accounting principles generally accepted in the United States of America ("US-GAAP").

     Under A-GAAP, the company capitalised exploration and evaluation expenditure for each separate area of interest in line with the accounting policy disclosed in note 1.

     Under US-GAAP, exploration and evaluation expenditure (including the cost of feasibility studies) is expensed as incurred for an area of interest until commercial feasibility is established in compliance with Securities
     Act Industry Guide 7. After an area of interest has been assessed as commercially feasible, expenditures specific to that area of interest for further development are capitalised.

     The effect of complying with US-GAAP results in additional expense of A$7,044 (2004: A$24,935). The financial statements under US-GAAP are shown below:

                                      F-24




                                 NATIONS NATURAL GAS PTY LTD

                              NOTES TO THE FINANCIAL STATEMENTS
                             FOR THE YEAR ENDED 31 DECEMBER 2005


                                                                       2005          2004
(i) Income Statement                                                     A$            A$
                                                                  ---------     ---------


     Revenues                                                            --             -
     Expenses                                                        13,583     1,446,055
                                                                  ---------     ---------

     Loss before income tax                                          13,583     1,446,055
     Income tax expense relating to loss                                 --            --
                                                                  ---------     ---------

     Loss after income tax                                           13,583     1,446,055
                                                                  ---------     ---------

ii)  Statement of Changes in Equity
                                                Contributed    Accumulated          Total
                                                     Equity          Losses        Equity
                                                         A$              A$            A$

     Balance at 1 January 2004                    1,600,000              --     1,600,000
     Loss after income tax                               --      (1,446,055)   (1,446,055)
                                            ---------------      ----------    ----------
     Balance at 31 December 2004                  1,600,000      (1,446,055)      153,945
     Loss after income tax                               --         (13,583)      (13,583)
                                            ---------------      ----------    ----------
     Balance at 31 December 2005                  1,600,000      (1,459,638)      140,362
                                            ===============      ===========   ===========


                                                                       2005
                                                                         A$
 (iii) Balance Sheet

     Current Assets
     Receivables                                                    185,002
                                                                -----------
     TOTAL CURRENT ASSETS                                           185,002
                                                                -----------

     TOTAL ASSETS                                                   185,002
                                                                -----------
     Current Liabilities
     Payables                                                        44,640
                                                                -----------
     TOTAL CURRENT LIABILITIES                                       44,640
                                                                -----------
     TOTAL LIABILITIES                                               44,640
                                                                -----------
     NET ASSETS                                                     140,362
                                                                -----------
     Shareholders' Equity
     Contributed equity                                           1,600,000
     Accumulated losses                                          (1,459,638)
                                                                -----------
     TOTAL EQUITY                                                   140,362
                                                                -----------


                                      F-25





                               NATIONS NATURAL GAS PTY LTD

                            NOTES TO THE FINANCIAL STATEMENTS
                           FOR THE YEAR ENDED 31 DECEMBER 2005


                                                                       2005          2004
(iv) Cash flow Statement                                                A$             A$
                                                                   --------     ---------


     CASH FLOWS FROM ACTIVITIES                                          --            --


     RECONCILIATION OF LOSS AFTER INCOME TAX TO NET CASH USED IN
     OPERATING ACTIVITIES

     Loss after income tax                                          (13,583)   (1,446,055)
     Write down of Investments to recoverable amount                     --     1,414,998
     Movements in liabilities
     Increase in payables                                            13,583        31,057
                                                                   --------     ---------

     Net cash used in operating activities                               --            --
                                                                   --------     ---------



                                      F-26





                           AUSTRALIAN OIL & GAS CORPORATION

          UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          FOR THE YEAR ENDED 31 DECEMBER 2005


                                                                            Pro Forma
                                                AOGC      Alpha    Nations   Combined
                                                   $          $          $          $

Revenues                                           -          -          -          -
Expenses                                     320,997      8,631      4,758    334,386
                                            --------   --------   --------   --------

Profit (loss) before income tax expense    (320,997)    (8,631)     (4,758)  (334,386)
Income tax expense                                 -          -          -          -
                                            --------   --------   --------   --------
Net profit (loss) from after
income tax expense                         (320,997)   (8,631)`     (4,758)  (334,386)
                                            --------   --------   --------   --------

Loss per common share                         (0.01)                            (0.01)
                                          ---------                        ----------
Weighted average number of
Shares outstanding                        29,800,528                       29,800,528
                                          ---------                        ----------


      See notes to Pro-forma consolidated financial statements (unaudited)




                                    AUSTRALIAN OIL & GAS CORPORATION

                          UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                            AT 31 MARCH 2006

                                                                                     Pro Forma      Pro Forma
                                                AOGC         Alpha       Nations    Adjustment       Combined
                                                   $             $             $             $              $
CURRENT ASSETS
Cash and cash equivalents                      8,634     1,091,806             -             -      1,100,440
Trade and other receivables                      359             -             -             -            359
                                             -------     ---------      --------     ---------       --------

TOTAL CURRENT ASSETS                           8,993     1,091,806             -             -      1,100,799
                                             -------     ---------      --------     ---------       --------

NON-CURRENT ASSETS
Receivables                                     1050        17,773       131,010       (71,640) b      78,193
Investments                                  596,770             -             -      (596,770) a           -
Interests in Joint Venture                         -       296,243        22,732      (153,146) c     165,829
                                             -------     ---------      --------     ---------       --------

TOTAL NON-CURRENT ASSETS                     597,820       314,016       153,742      (821,556)       244,022
                                             -------     ---------      --------     ---------       --------

TOTAL ASSETS                                 606,813     1,405,822       153,742      (821,556)     1,344,821
                                             =======     =========      ========     =========      =========

CURRENT LIABILITIES
Trade and Other Payables                     201,378         6,042         6,042             -        213,462
                                             -------      --------      --------      --------       --------

TOTAL CURRENT LIABILITIES                    201,378         6,042         6,042             -        213,462
                                             -------      --------      --------      --------       --------

NON-CURRENT LIABILITIES
Payables                                     100,293       202,605        25,195       (71,640) b     256,453
Convertible Notes                            256,000             -             -             -        256,000
                                            --------      --------      --------      --------       --------

TOTAL NON-CURRENT LIABILITIES                356,293       202,605        25,195       (71,640)       512,453
                                            --------      --------      --------      --------       --------

TOTAL LIABILITIES                            557,671       208,647        31,237       (71,640)       725,915
                                            --------     ---------      --------     ---------       --------

SHAREHOLDERS' EQUITY/ DEFICIENCY
Common Stock                                  26,100       710,834     1,137,333    (1,848,167)a       26,100
Capital in excess of par value               708,900             -             -                      708,900
Retained Earnings/( Accumulated losses)     (685,858)      486,341    (1,014,828)    1,098,251 b,c   (116,094)
                                           ---------     ---------      --------     ---------     ----------
TOTAL SHAREHOLDERS'
EQUITY / (DEFICIENCY)                         49,142     1,197,175       122,505      (749,916)       618,906
                                           ---------     ---------      --------     ---------     ----------

TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY                         606,813     1,405,822       153,742      (821,556)     1,344,821
                                           =========     =========      ========      ========     ==========

      See notes to Pro-forma consolidated financial statements (unaudited)


                                AUSTRALIAN OIL & GAS CORPORATION

               UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                            FOR THE THREE MONTHS ENDED 31 MARCH 2006

                                                                             Pro Forma   Pro Forma
                                               AOGC        Alpha    Nations  Adjustment   Combined
                                                  $            $          $           $          $

Revenues                                         18    1,091,800         -    1,251,397  1,091,818
Expenses                                     74,768           32         2            -     74,802
                                           --------    ---------  --------     --------  ---------

Profit (loss) before income tax expense     (74,750)   1,091,768        (2)   1,251,397  1,017,016
Income tax expense                                -            -         -            -          -
                                           --------    ---------  --------     --------  ---------
Net profit (loss) from after
income tax expense                          (74,750)   1,091,768        (2)   1,251,397  1,017,016
                                           --------    ---------  --------    ---------  ---------

(Loss)/Earnings per common share                 (*)                                          0.07
                                         ----------                                      ---------
Weighted average number of
shares outstanding                       29,800,528                                     29,800,528
                                         ----------                                     ----------



* Less than $0.01 per share

                        AUSTRALIAN OIL & GAS CORPORATION

      NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS


NOTE 1 - ACQUISITION

On April 12, 2006 Australian Oil and Gas Corporation completed its acquisition of a hundred percent acquisition of the shares of Alpha Oil and Natural Gas Pty Limited and Nations Natural Gas Pty Limited. Both companies are incorporated and domiciled in Australia. Each of the pro-forma consolidated financial statements on F-27 to F-29 have been presented as if the acquisition of the subsidiaries had occurred by the date of the financial statement.

NOTE 2 - PRO FORMA ADJUSTMENTS

The pro-forma adjustments arising from the consolidation of Alpha Oil and Natural Gas Pty Limited and Nations Natural Gas Pty Limited are explained below.

     (a)  Eliminations of investment in subsidiaries

          Australian Oil and Gas Corporation paid a total of $596,770 to acquire all the shares in its subsidiaries. This investment is eliminated against the fair value of the net assets acquired in Nations Natural Gas Pty Limited and Alpha Oil and Natural Gas Pty Limited resulting in an extraordinary gain of $1,251,397.

     (b)  Eliminations of intercompany receivable and payables.

          At 31 March, 2006 Australian Oil and Gas Corporation owed Nations Natural Gas Pty Limited $70,590 and was owed $523 by Alpha Oil and Natural Gas Pty Limited and $526 Nations Natural Gas Pty Limited.

     (c)  Compliance with US GAAP

          The financial statements of Alpha Oil and Natural Gas Pty Limited and Nations Natural Gas Pty Limited have been prepared in accordance with accounting principles generally accepted in Australia ("A-GAAP"), which differ in certain significant respects from accounting principles generally accepted in the United States of America ("US-GAAP").

          Under A-GAAP, the Company capitalized exploration and evaluation expenditure for each separate area of interest.

          Under US-GAAP, exploration and evaluation expenditure (including the cost of feasibility studies) is expensed as incurred for an area of interest until commercial feasibility is established in compliance with Securities Act Industry Guide 7. After an area of interest has been assessed as commercially feasible, expenditures specific to that area of interest for further development are capitalized.

          The effect of complying with US-GAAP results in additional expense of $130,414 for Alpha Oil and Natural Gas Pty Limited and $22,732 for Nations Natural Gas Pty Limited